[SHIP]
                             THE VANGUARD GROUP (R)

                      VANGUARD(R) HIGH-YIELD CORPORATE FUND
               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 19, 2004

VANGUARD HIGH-YIELD CORPORATE FUND ADOPTS NEW ADVISORY FEE SCHEDULE

The board of trustees of Vanguard High-Yield Corporate Fund adopted a new advisory fee schedule for the Fund, effective May 1, 2005. This change will not affect the Fund's investment objective, policies, strategies, or risks. Following implementation of the new advisory fee schedule, the Fees and Expenses discussion is revised as follows:

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral(TM) Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective May 1, 2005.

                                                                                  Investor         Admiral
                                                                                    Shares          Shares
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                             None            None
Purchase Fee:                                                                         None            None
Sales Charge (Load) Imposed on Reinvested Dividends:                                  None            None
Redemption Fee:*                                                                         1%**            1%**

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                                 0.21%           0.12%
12b-1 Distribution Fee:                                                               None            None
Other Expenses:                                                                      0.02%           0.01%
  Total Annual Fund Operating Expenses:                                              0.23%           0.13%

 *A $5 fee applies to wire redemptions under $5,000.
**The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

================================================================================
                  1 Year           3 Years            5 Years          10 Years
--------------------------------------------------------------------------------
Investor Shares     $24                $74               $130              $293
Admiral Shares       13                 42                 73               166
================================================================================

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

For more information about the new advisory fee schedule, please see the Fund's most recent shareholder report or the Statement of Additional Information.






(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS29 032005

                                 {SHIP GRAPHIC}
                             THE VANGUARD GROUP (R)

                  VANGUARD FIXED INCOME SECURITIES FUNDS(R)
                   (VANGUARD(R) HIGH-YIELD CORPORATE FUND)

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 19, 2004

The board of trustees of Vanguard High-Yield Corporate Fund has adopted a new advisory fee schedule for the Fund, effective May 1, 2005. This change will not affect the Fund's investment objectives, policies, strategies, or risks.

INVESTMENT ADVISORY SERVICES

VANGUARD HIGH-YIELD CORPORATE FUND

Vanguard High-Yield Corporate Fund employs Wellington Management Company, LLP (Wellington Management or Advisor) under an investment advisory agreement. Wellington Management's offices are located at 75 State Street, Boston, MA 02109. Under the investment advisory agreement, Wellington Management manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program. Wellington Management advises the Fund subject to the supervision and oversight of the officers and trustees of the Fund.

 Wellington Management is a Massachusetts partnership owned by its 87 partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

 The High-Yield Corporate Fund pays Wellington Management a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund for the quarter:

                   AVERAGE NET ASSETS  ANNUAL RATES
                   ------------------  -------------
                     First $1 billion         0.060%
                      Next $3 billion         0.040%
                      Next $6 billion         0.030%
                     Over $10 billion         0.025%

 During the fiscal years ended January 31, 2003, 2004, and 2005, the Fund paid Wellington Management advisory fees of $2,253,000, $2,847,000, and $2,839,000, respectively.

 The advisory agreement, for the Fund, is dated May 1, 2005, and may be continued for successive one-year periods only if (1) such continuance is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of those members of the board of trustees who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) the renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities.

 The agreement may be terminated by the Fund at any time, without penalty, (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to Wellington Management, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by Wellington Management upon ninety (90) days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

The Fund's board of trustees oversees the Fund's management and performance on a regular basis. Vanguard High-Yield Corporate Fund is advised by an independent third-party advisory firm unaffiliated with Vanguard; the board determines annually whether to approve and renew the Fund's investment advisory agreement.

 Vanguard provides the board with monthly, quarterly, and annual analyses of the Advisor's performance, as well as other information of interest from time to time. In addition, the investment advisor provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the Advisor of the Fund. The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

 When considering whether to renew an investment advisory agreement, the board examines several factors, but does not identify any particular factor as controlling its decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided, the investment performance of the fund's assets managed by the Advisor, and the fair market value of the services provided. The board reviews and considers the extent to which the Advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the Advisor or its affiliates from its relationship with the Fund, if relevant; intangible or "fallout" benefits that accrue to the Advisor and its affiliates, if relevant; as well as the Advisor's control of the investment expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

 The board also takes into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the Advisor's portfolio increases. The board reviews the investment performance of the Fund and compares the results with those of a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

 After reviewing and considering the factors stated above as they relate to the Fund, the board determines whether it would be in the best interests of the Fund shareholders to renew the investment advisory agreement.

VANGUARD HIGH-YIELD CORPORATE FUND

The board's decision to revise the current advisory fee schedule was based upon its most recent evaluation of the Advisor's investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm's-length discussions with Wellington Management and considered the factors discussed below, among others.

- The board considered the benefits to shareholders of continuing to retain Wellington Management as the Advisor to the Fund, particularly in light of the nature, extent, and quality of services provided by Wellington. The board considered the quality of investment management of the Fund over both the short and long term and the organizational depth and stability of the firm. The board noted that Wellington Management has been the Fund's advisor since inception in 1978, and that the firm has over 75 years of investment management experience. The board concluded that the revised advisory fee schedule would help the Fund and its shareholders maintain a solid portfolio management team. The board concluded that under the new advisory fee schedule, the Fund and its shareholders will benefit because the new fee arrangement will help Wellington Management retain and expand the Fund's competitive management team.

- The board considered the investment performance of the Fund and compared the results with those of the Fund's peer group and relevant benchmarks. The board concluded that Vanguard High-Yield Corporate Fund has consistently performed within expectations, given the Fund's unique position in the high-yield fund group. The Fund's mandated focus on higher-quality issues within the high-yield market led to relative outperformance in times of tight or distressed credit markets and higher default rates, and to relative underperformance in periods when the market rebounded and lower-quality issues posted the best performance. Among other comparative data, the board considered the following performance information about the Fund.

================================================================================
                      AVERAGE ANNUAL RETURN (BEFORE TAXES)
                      ------------------------------------
                                  1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED
                                     1/31/2005      1/31/2005       1/31/2005
-------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE
 FUND INVESTOR SHARES                    7.34%          5.83%           7.48%
Lehman Brothers High-Yield Bond Index    8.90           7.03            7.97
Average High Current Yield Fund*         8.00           4.65            6.76
===============================================================================
*Derived from data provided by Lipper Inc.

- The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment of the fee schedule, the Fund's advisory fee remains significantly below that of most of its peers. Among other comparative data, the board considered the following expense information.

================================================================================
                      AVERAGE ANNUAL RETURN (BEFORE TAXES)
                      ------------------------------------

                                              ADVISORY FEES   ESTIMATED ADVISORY
                                            EXPRESSED AS AN       FEE RATE AFTER
                                           ANNUAL EFFECTIVE    IMPLEMENTATION OF
                                         RATE OF THE FUND'S         NEW ADVISORY
                          EXPENSE RATIO  AVERAGE NET ASSETS         FEE SCHEDULE
--------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE FUND
 INVESTOR SHARES                  0.22%               0.03%                0.04%
Average High Current Yield Fund*  1.30                0.53                 N/A
================================================================================
*Derived from data provided by Lipper Inc.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's trustees ensure that if the Fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee rate.

- The board considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Fund, and concluded that approval of the Amended and Restated Investment Advisory Agreement is in the best interest of the Fund and its shareholders.




(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              032005